UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 20, 2004

                           SOUTHWEST COMMUNITY BANCORP
             Incorporated Under the Laws of the State of California


         000-50545                                30-0136231
Commission File Number                  I.R.S Employer Identification Number

                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

 Item 5.03.   Amendments to Articles of Incorporation or Bylaws;
              Change in Fiscal Year.

(a) On October 20, 2004, the Board of Directors of Southwest Community Bancorp approved the following amendments to the Bylaws of the corporation:

     - Section 3.2 (Number of Directors) was amended to increase the number of directors from eight to ten.

     - Section 3.9 (Quorum) was amended to add the requirement that at least a majority of the non-employee Directors is required for a quorum.

     - Section 3.15 (Director Emeritus) was added to establish and define the position of Director Emeritus.

     - Section 5.8a (Chief Executive Officer) was added to establish and define the position as an additional authorized officer.

     - Section 5.8 (President) was amended to modify the duties and authority of the President as the Chief Operating Officer.

     - Section 5.13 (Treasurer) was added to establish and define the position as an additional authorized officer.

Item 9.01.   Financial Statements and Exhibits.

 (c)  Exhibits
         3.2 Amended and Restated Bylaws of Southwest Community Bancorp dated October 20, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            SOUTHWEST COMMUNITY BANCORP


DATE: October 26, 2004

                                            By:  /s/ Frank J. Mercardante
                                            --------------------------------
                                            Frank J. Mercardante
                                            Chief Executive Officer